UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             washington, d.c. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 29, 2007

                             _______________________

                                 CRYOLIFE, INC.
             (Exact name of registrant as specified in its charter)
                            _________________________

           Florida                       1-13165                59-2417093
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

              1655 Roberts Boulevard, N.W., Kennesaw, Georgia 30144
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (770) 419-3355

          _____________________________________________________________
          (Former name or former address, if changed since last report)

                            _________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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

Section 5      Corporate Governance and Management

Item 5.02      Departure  of  Directors   or  Certain   Officers;   Election  of
               Directors;   Appointment   of  Certain   Officers;   Compensatory
               Arrangements of Certain Officers.

(b) On January 29, 2007, the Nominating Committee of the Board of Directors of CryoLife, Inc. (the "Company") was notified by Virginia C. Lacy of her decision not to stand for reelection to the Board of Directors at the Company's Annual Meeting of Stockholders in 2007. Ms. Lacy is expected to continue to serve as a director of the Company until the 2007 Annual Meeting of Stockholders, which is currently expected to be held in May 2007.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, CryoLife, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRYOLIFE, INC.



Date:  January 31, 2007                 By: /s/ D.Ashley Lee
                                            -----------------------------------
                                        Name:  D. Ashley Lee
                                        Title: Executive Vice President, Chief
                                               Operating Officer and Chief
                                               Financial Officer





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